EXHIBIT 99.1

Block CPO 4 Review
Llanos Basin, Colombia
Cachirre and Zorro Gris Prospects

Corcel
Candelilla
CPO 4
Zorro Gris
Cachirre
Block CPO 4 - Llanos Basin, Colombia
Cachirre and Zorro Gris Prospects

Cachirre Prospect
Block CPO 4 - Llanos Basin Colombia

CPO 4 - Cachirre Prospect - C7 Sand
1000 meters
3280 feet

CPO 4 - Cachirre Prospect - C9 Sand
1000 meters
3280 feet

CPO 4 - Cachirre Prospect - Mirador Sand
1000 meters
3280 feet

CPO 4 - Cachirre Prospect - Barco Sand
1000 meters
3280 feet

CPO 4 - Cachirre Prospect - Guadalupe Sand
1000 meters
3280 feet

Seismic Line 1975 28
Negritos #1
Cachirre #1
C9
C7
Mirador
Guadalupe
Barco
Paleozoic

Zorro Gris Prospect
Block CPO 4 - Llanos Basin Colombia

CPO 4 - Zorro Gris Prospect - C9 Sand
1000 meters
3280 feet

1000 meters
3280 feet
CPO 4 - Zorro Gris Prospect - Mirador Sand

CPO 4 - Zorro Gris Prospect - Barco Sand
1000 meters
3280 feet

CPO 4 - Zorro Gris Prospect - Guadalupe Sand
1000 meters
3280 feet

CPO 4 - Zorro Gris Prospect - Gacheta Sand
1000 meters
3280 feet

Zorro Gris #1
C9
Mirador
Guadalupe
Barco
Paleozoi
c
CPO 4 - Zorro Gris Prospect - Line A - A’
Gacheta
Une
A
A’

Zorro Gris #1
C9
Mirador
Guadalupe
Barco
Paleozoi
c
CPO 4 - Zorro Gris Prospect - Line B - B’
Gacheta
Une
B
B’





Coporo-1
Cumaral-1AX
Las Palomas
Tamandua-1
Zorro Gris-1
Babaco-1
Amarillo-1
Corcel-E1 ST
Corcel-B3
Corcel-1
Percheron
Candelilla-5
Azalea-1
Metica-1
Guacavia-1
Llanos-1
Guatiquia-1
Apiay-27
Cachirre-1
Negritos-1
11.0 km
Image © 2012 DigitalGlobe
Image © 2012 TerraMetrics
Data SIO, NOAA, U.S. Navy, NGA, GEBCO
Image © 2012 GeoEye
©2010 Google
Fechas de imágenes: Dic. 16, 2009
4°17'16.86" N 73°10'27.46" O elevación 214 m
Alt. ojo 28.61 km





C7 7380
1.858
1050
C7 7542
1.826
1.850
1100
880
Seismic Line 1975 28



2.025
2.000
383
2.000
1.975
2.000
1100
1050
700
2.000
650
350
880
C9 8507
2.000
1.975
1.975
2.000
Seismic Line 1975 28
:C9
:Mirador
:Cns :Barco
:Guadalupe
:Paleozoic



Mirador 8696
Seismic Line 1975 28
:C9
:Mirador
:Barco
:Paleozoico



2.100
750
2.075
700
2.050
2.050
680
1050
2.050
230
383
2.025
850
1100
1150
2.050
2.050
2.025
:C9
:Mirador
:Barco
:Guadalupe
:Paleozoico
Seismic Line 1975 28



2.100
2.075
2.050
2.050
2.050
2.05
1100
Guadalupe
Guadalupe
8933
:C9
:Mirador
:Barco
:Guadalupe
:Paleozoic
Seismic Line 1975 28


C9
:Paleozoic





A
B'
B
A'
11850
11770
11810
11730
11770
11770
11690
11650
11530


A
B´
B
A´
12100
12080
12140
12020
11980
11940
11900
11860
11820
11660
11620
11580
11700
11540
150



A
B′
A′
B
12160
12120
12200
12240
12280
12080
12040
12000
11960
150


A
B′
12450
12130
12170
12210
12210
B
A′
11770


A
B'
12620
12460
12420
12420
12380
12380
12500
12460
12300
12420
12340
12420
12380
12340
12300
12260
B
A'



